BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated April 17, 2018 to the

Statement of Additional Information dated April 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The following is added as the third-to-last paragraph in the section of the Statement of Additional Information entitled “Investment Restrictions”:

Under its non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

a. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Shareholders should retain this Supplement for future reference.

SAI-BD7-0418SUP